                                                                    EXHIBIT 23.1


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

        As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated January 27, 1997 included and incorporated by reference in Newell Co.'s Form 10-K for the year ended December 31, 1996 and to all references to our Firm included in this registration statement.



                                       /s/ Arthur Andersen LLP
                                       ----------------------------------------
                                       ARTHUR ANDERSEN LLP


Milwaukee, WI
February 25, 1998